UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 1, 2019

Buckeye Partners, L.P.

(Exact name of registrant as specified in its charter)

Delaware	1-9356	23-2432497
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Greenway Plaza Suite 600 Houston, Texas		77046
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (832) 615-8600

Not Applicable

(Former name or former address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter)

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Limited partner units representing limited partnership interests	BPL	New York Stock Exchange

Introduction

As previously disclosed, on May 10, 2019, Buckeye Partners, L.P., a Delaware limited partnership (the “Partnership”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Hercules Intermediate Holdings LLC, a Delaware limited liability company (“Parent”), Hercules Merger Sub LLC, a Delaware limited liability company and a wholly owned subsidiary of Parent (“Merger Sub”), Buckeye Pipe Line Services Company, a Pennsylvania corporation, and Buckeye GP LLC, a Delaware limited liability company and the general partner of the Partnership (the “General Partner”), pursuant to which, on November 1, 2019 (the “Closing Date”), Merger Sub merged with and into the Partnership (the “Merger”), with the Partnership surviving the Merger as a subsidiary of Parent. Parent is owned by a subsidiary of IFM Global Infrastructure Fund (the “Fund”), which is advised by IFM Investors Pty Ltd.

Item 2.01.	Completion of Acquisition or Disposition of Assets

The information set forth in the Introduction to, and under Item 5.01 of, this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

At the effective time of the Merger (the “Effective Time”), each of the Partnership’s units representing limited partner interests in the Partnership (“Partnership Units”) issued and outstanding immediately prior to the Effective Time (other than Partnership Units owned immediately prior to the Effective Time by the Partnership or by Parent or any of its subsidiaries), ceased to be outstanding and was converted into the right to receive $41.50 in cash (the “Merger Consideration”), without interest.

At the Effective Time, subject to all required withholding taxes, each outstanding award of notional Partnership Units that is subject to service-based vesting requirements (“Partnership Phantom Units”) other than awards of Post-Signing Partnership Phantom Units (as defined below) was canceled and converted into the right to receive an amount in cash equal to the sum of (i) (a) the Merger Consideration multiplied by (b) the number of Partnership Units that were subject to such award of Partnership Phantom Units, plus (ii) the amount of any accumulated and unpaid distribution equivalents in respect of such award of Partnership Phantom Units (the sum of such amounts, the “Partnership Phantom Unit Payment Amount”).

At the Effective Time, subject to all required withholding taxes, each outstanding award of Partnership Phantom Units granted by the Partnership after entering into the Merger Agreement (“Post-Signing Partnership Phantom Units”) was canceled and converted into the right to receive an amount in cash equal to the Partnership Phantom Unit Payment Amount with respect thereto, pro-rated based on the number of days in the applicable vesting period of such award of Post-Signing Partnership Phantom Units that elapses prior to the Effective Time (the “Pro-Rated Partnership Phantom Unit Payment Amount”) and the remainder were forfeited for no payment. However, the amount paid upon settlement of Post-Signing Partnership Phantom Units granted as part of the Partnership’s regular annual equity grants made after the date of the Merger Agreement will equal the lesser of (i) the applicable Pro-Rated Partnership Phantom Unit Payment Amount multiplied by two and (ii) the applicable Partnership Phantom Unit Payment Amount.

At the Effective Time, subject to all required withholding taxes, each outstanding award of deferred Partnership Units that is payable in cash and held by a non-employee director of the Partnership (“Partnership Director Deferred Units”) was canceled and converted into the right to receive an amount in cash equal to the sum of (i) (a) the Merger Consideration multiplied by (b) the number of Partnership Units that are subject to such award of Partnership Director Deferred Units, plus (ii) the amount of any accumulated and unpaid distribution equivalents with respect to such award of Partnership Director Deferred Units.

At the Effective Time, subject to all required withholding taxes, each outstanding award of deferred Partnership Units held by eligible employees (including each matching unit) (“Partnership Deferral Units”) was canceled and converted into the right to receive an amount in cash equal to the sum of (i) (a) the Merger Consideration multiplied by (b) the number of Partnership Units that were subject to such award of Partnership Deferral Units, plus (ii) the amount of any accumulated and unpaid distribution equivalents with respect to such award of Partnership Deferral Units.

At the Effective Time, subject to all required withholding taxes, each outstanding award of notional Partnership Units subject to performance-based vesting conditions (“Partnership Performance Units”) other than awards of Post-Signing Partnership Performance Units (as defined below), was canceled and converted into the right to receive an amount in cash equal to the sum of (i) (a) the Merger Consideration multiplied by (b) the number of Partnership Units underlying such award of Partnership Performance Units, based on applicable performance goals being attained at target level (resulting in a payout performance multiplier of 100%), plus (ii) the amount of any accumulated and unpaid dividend equivalents with respect to such award of Partnership Performance Units, based on applicable performance goals being attained at target level (resulting in a payout performance multiplier of 100%) (the “Partnership Performance Unit Payment Amount”).

At the Effective Time, subject to all required withholding taxes, each outstanding award of Partnership Performance Units granted by the Partnership after entering into the Merger Agreement (“Post-Signing Partnership Performance Units”) was canceled and converted into the right to receive an amount in cash equal to the Partnership Performance Unit Payment Amount with respect thereto, pro-rated based on the number of days in the applicable performance period of such award of Post-Signing Partnership Performance Units that elapses prior to the Effective Time (the “Pro-Rated Partnership Performance Unit Payment Amount”) and the remainder were forfeited for no payment. However, the amount paid upon settlement of Post-Signing Partnership Performance Units granted as part of the Partnership’s regular annual equity grants made after the date of the Merger Agreement will equal the lesser of (1) the applicable Pro-Rated Partnership Performance Unit Payment Amount multiplied by two and (2) the applicable Partnership Performance Unit Payment Amount.

The foregoing summary of the Merger Agreement and the transactions contemplated thereby does not purport to be a complete description of all the parties’ rights and obligations under the Merger Agreement and is qualified in its entirety by reference to the Merger Agreement, a copy of which was filed as Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on May 10, 2019 and is incorporated herein by reference.

The Merger Agreement has been incorporated by reference to this report to provide investors and holders of Partnership Units with information regarding its terms. It is not intended to provide any other factual information about the parties thereto or to modify or supplement any factual disclosures about the Partnership or any of the Partnership’s subsidiaries, including the General Partner, in their public reports filed with SEC. The Merger Agreement includes certain representations, warranties and covenants of the parties thereto made solely for purposes of the Merger Agreement and solely for the benefit of the parties to the Merger Agreement, and which may be subject to important qualifications and limitations agreed to by the parties in connection with the negotiated terms of the Merger Agreement. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the parties to the Merger Agreement or any of their respective subsidiaries or affiliates. Moreover, some of those representations and warranties (i) may have been qualified by certain documents filed with, or furnished to, the SEC by the parties prior to the date of the Merger Agreement, (ii) may have been qualified by confidential disclosures made to Parent and Merger Sub in connection with the Merger Agreement, (iii) may not be accurate or complete as of any specified date, (iv) may be subject to a contractual standard of materiality different from those generally applicable to the SEC filings of the parties or (v) may have been used for purposes of allocating risk among the parties to the Merger Agreement rather than establishing matters as facts.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing

The information set forth in the Introduction to, and under Item 2.01 of, this Current Report on Form 8-K is incorporated by reference into this Item 3.01.

In connection with the consummation of the Merger, the Partnership notified the New York Stock Exchange (the “NYSE”) on the Closing Date that a certificate of merger was filed with the Secretary of State of the State of Delaware and that, at the Effective Time, each Partnership Unit was converted into the right to receive the Merger Consideration. The Partnership requested that the NYSE delist the Partnership Units and, as a result, trading of the Partnership Units, which traded under the ticker symbol “BPL” on the NYSE, was suspended prior to the opening of the NYSE on the Closing Date. The Partnership also requested that the NYSE file a Form 25 with the SEC notifying the SEC of the delisting of the Partnership Units and the withdrawal of registration of the Partnership Units under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Following the effectiveness of the Form 25, the Partnership intends to file with the SEC a Form 15 regarding the termination of registration of the Partnership Units under the Exchange Act and the suspension of reporting obligations with respect to the Partnership Units.

Item 3.03.	Material Modification to Rights of Security Holders

The information set forth in the Introduction to, and under Items 2.01, 3.01 and 5.01 of, this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

At the Effective Time, each holder of Partnership Units outstanding immediately prior to the Effective Time ceased to have any rights as a unitholder of the Partnership (other than the right to receive the Merger Consideration).

Item 5.01.	Changes in Control of Registrant

The information set forth in the Introduction to, and under Items 2.01, 3.03 and 5.02 of, this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, a change in control of the Partnership occurred and the Partnership became a subsidiary of Parent. The total amount of funds used to consummate the Merger (including the funds required to pay to the Partnership’s unitholders and the holders of other equity-based interests the amounts due to them under the Merger Agreement) and to repay or redeem certain debt of the Partnership and Parent was approximately $6.8 billion, which was funded through equity financing from the Fund and debt financing.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

The information set forth in the Introduction to, and under Item 2.01 of, this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Effective as of the Effective Time, Clark C. Smith, Pieter Bakker, Barbara M. Baumann, Barbara J. Duganier, Joseph A. LaSala, Jr., Mark C. McKinley, Larry C. Payne, Oliver “Rick” G. Richard, III, Frank S. Sowinski and Martin A. White (each, a “Departing Director”) resigned as directors of the General Partner. The decision of each Departing Director to resign as a director of the General Partner was not the result of any disagreement with the General Partner or the Partnership relating to the operations, internal controls, policies or practices of the General Partner or the Partnership, and was solely the result of the Merger. Effective as of immediately following the Effective Time and in connection with the consummation of the Merger, James Cemm, Wei-Sun Teh and David Sparrow became the directors of the General Partner.

On October 30, 2019, the Compensation Committee of the Board of Directors of the General Partner approved the termination of the Buckeye Partners, L.P. 2013 Long-Term Incentive Plan, Buckeye Partners, L.P. Unit Deferral and Incentive Plan and Buckeye Partners, L.P. Non-Employee Director Deferred Compensation Plan. Such terminations became effective upon the consummation of the Merger.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The information set forth in the Introduction to, and under Item 2.01 of, this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Immediately following the Effective Time, the agreement of limited partnership of the Partnership as in effect immediately prior to the Effective Time was amended and restated in the form of the Second Amended and Restated Agreement of Limited Partnership of Buckeye Partners, L.P., which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 8.01.	Other Events

On November 1, 2019, the Partnership and IFM Investors issued a joint press release announcing the consummation of the Merger. A copy of the joint press release is filed as Exhibit 99.1 and is incorporated by reference into this Item 8.01.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits

2.1

Agreement and Plan of Merger, dated as of May 10, 2019, by and among Hercules Intermediate Holdings LLC, Hercules Merger Sub LLC, Buckeye Partners, L.P., Buckeye Pipe Line Services Company and Buckeye GP LLC (incorporated by reference to Exhibit 2.1 to the Partnership’s Current Report on Form 8-K filed with the SEC on May 10, 2019).*

3.1	Second Amended and Restated Limited Partnership Agreement of Buckeye Partners, L.P., dated as of November 1, 2019.

99.1	Joint Press Release, dated as of November 1, 2019.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

*	Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The registrant agrees to furnish supplementally a copy of the omitted schedules and exhibits to the SEC upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BUCKEYE PARTNERS, L.P.

By:	Buckeye GP LLC, its General Partner
/s/ Todd J. Russo
Name:	Todd J. Russo
Title:	Senior Vice President, General Counsel and Secretary

Dated: November 1, 2019